For immediate release	For More Information: Michelle S. Hickox, EVP & Chief Financial Officer 325.627.7155

FIRST FINANCIAL BANKSHARES ANNOUNCES SECOND QUARTER 2025 EARNINGS

ABILENE, Texas, July 17, 2025 - First Financial Bankshares, Inc. (the “Company,” “we,” “us” or “our”) (NASDAQ: FFIN) today reported earnings of $66.66 million for the second quarter of 2025 compared to earnings of $52.49 million for the same quarter a year ago and $61.35 million for the quarter ended March 31, 2025. Basic and diluted earnings per share were $0.47 for the second quarter of 2025 compared with $0.37 for the second quarter of 2024 and $0.43 for the linked quarter.

“Our second quarter results are positive with earnings growth of over 27 percent from the second quarter last year resulting from our healthy loan and deposit growth, improved margin and increased trust revenue,” said F. Scott Dueser, Chairman and CEO of First Financial Bankshares, Inc. “Our outlook for the remainder of the year is good as we have opportunities to improve our investment yields, continue loan growth and focus on growing deposits in our markets. I am very appreciative of the work our teams are doing to support these results.”

Net interest income for the second quarter of 2025 was $123.73 million compared to $103.27 million for the second quarter of 2024 and $118.79 million for the first quarter 2025. The net interest margin, on a taxable equivalent basis, was 3.81 percent for the second quarter of 2025 compared to 3.48 percent for the second quarter of 2024 and 3.74 percent in the first quarter of 2025. Increased margins are primarily due to increased average yields on loans and securities. Additionally, the Company recognized a $698 thousand prepayment penalty during the second quarter of 2025 which had a positive impact on the margin for the quarter. Average interest-earning assets were $13.34 billion for the second quarter of 2025 compared to $12.23 billion for the same quarter a year ago.

The Company recorded a provision for credit losses of $3.13 million for the second quarter of 2025 compared to a provision for credit losses of $5.89 million for the second quarter of 2024 and $3.53 million for the first quarter 2025. At June 30, 2025, the allowance for credit losses totaled $102.79 million, or 1.27 percent of loans held-for-investment (“loans” hereafter), compared to $95.17 million, or 1.27 percent of loans, at June 30, 2024. Additionally, the reserve for unfunded commitments totaled $9.91 million at June 30, 2025 compared to $7.43 million at June 30, 2024.

For the second quarter of 2025, net charge-offs totaled $720 thousand compared to net charge-offs of $302 thousand for the second quarter of 2024 and net charge offs of $236 thousand for the first quarter 2025. Nonperforming assets as a percentage of loans and foreclosed assets totaled 0.79 percent at June 30, 2025, compared to 0.81 percent at June 30, 2024. Classified loans totaled $257.07 million at June 30, 2025, compared to $219.26 million at June 30, 2024.

Noninterest income for the second quarter of 2025 was $32.87 million compared to $31.27 million for the second quarter of 2024, due to the following:

•
Trust fee income increased to $12.75 million for the second quarter of 2025 compared to $11.71 million for the second quarter of 2024, driven by the increase in market value of trust assets managed to $11.46 billion at June 30, 2025, compared to $10.24 billion at June 30, 2024.

•
Mortgage income increased to $4.13 million for the quarter compared to $3.69 million for the second quarter of 2024, as overall origination volume and margins have improved from the prior periods.
•
Other noninterest income decreased $499 thousand to $2.93 million for the second quarter of 2025 compared to $3.43 million in the second quarter of 2024 due to the recognition of a $723 thousand one-time BOLI settlement payment recognized in the second quarter of 2024.

Noninterest expense for the second quarter of 2025 totaled $71.74 million compared to $65.01 million for the second quarter of 2024, due to the following:

•
Salary, commissions, and employee benefit costs increased to $42.58 million for the second quarter of 2025, compared to $37.47 million in the second quarter of 2024, primarily resulting from merit-based and market driven pay increases, an increase of $838 thousand in profit sharing accruals, an increase of $519 thousand in bonus and incentive accruals, and an increase of $452 thousand in stock-based compensation when compared to the same quarter in 2024. The increase in profit sharing and incentive accruals are directly related to the increase in net income over prior year.
•
Noninterest expenses, excluding salary related costs, increased $1.62 million for the second quarter of 2025 compared to the same period in 2024 largely due to increases in software amortization as a result of the Company investing in new loan origination and account opening platforms.

The Company’s efficiency ratio was 44.97 percent for the second quarter of 2025 compared to 47.41 percent for the second quarter of 2024largely due to the increase in net interest income.

As of June 30, 2025, consolidated total assets were $14.38 billion compared to $13.16 billion on June 30, 2024. Loans totaled $8.07 billion on June 30, 2025, compared with loans of $7.52 billion at June 30, 2024. During the second quarter of 2025, loans grew $129.33 million, or 6.53 percent annualized, when compared to March 31, 2025, balances. Loans have grown $161.85 million or 4.12 percent annualized year-to-date. Deposits and Repurchase Agreements totaled $12.50 billion at June 30, 2025, compared to $11.55 billion at June 30, 2024. Deposits and Repurchase Agreement balances have grown 5.57 percent annualized year-to-date through the second quarter 2025.

Shareholders’ equity was $1.74 billion as of June 30, 2025, compared to $1.52 billion and $1.61 billion at June 30, 2024, and December 31, 2024, respectively. The unrealized loss on the securities portfolio, net of applicable tax, totaled $373.46 million at June 30, 2025, compared to unrealized losses of $441.56 million at June 30, 2024 and $424.29 million at December 31, 2024.

About First Financial Bankshares, Inc.

Headquartered in Abilene, Texas, First Financial Bankshares, Inc. is a financial holding company that through its subsidiary, First Financial Bank, operates multiple banking regions with 79 locations in Texas, including Abilene, Acton, Albany, Aledo, Alvarado, Beaumont, Boyd, Bridgeport, Brock, Bryan, Burleson, College Station, Cisco, Cleburne, Clyde, Conroe, Cut and Shoot, Decatur, Eastland, El Campo, Fort Worth, Franklin, Fulshear, Glen Rose, Granbury, Grapevine, Hereford, Huntsville, Keller, Kingwood, Lumberton, Magnolia, Mauriceville, Merkel, Midlothian, Mineral Wells, Montgomery, Moran, New Waverly, Newton, Odessa, Orange, Palacios, Port Arthur, Ranger, Rising Star, Roby, San Angelo, Southlake, Stephenville, Sweetwater, Tomball, Trent, Trophy Club, Vidor, Waxahachie, Weatherford, Willis, and Willow Park. The Company also operates First Financial Trust & Asset Management Company, with nine locations and First Technology Services, Inc., a technology operating company.

The Company is listed on The NASDAQ Global Select Market under the trading symbol FFIN. For more information about First Financial, please visit our website at https://www.ffin.com.

####

Certain statements contained herein may be considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as “expect,” “plan,” “anticipate,” “target,” “forecast,” “project,” and “goal.” Because such “forward-looking statements” are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company’s expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; economic impact of oil and gas prices and the pandemic, changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company’s reports filed with the Securities and Exchange Commission, which may be obtained under “Investor Relations-Documents and Filings” on the Company’s Website or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	As of
	2025		2024
ASSETS	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Cash and due from banks	$264,000	$232,943	$259,996	$296,188	$263,262
Interest-bearing demand deposits in banks	435,612	682,362	503,417	287,476	103,315
Federal funds sold	8,750	11,750	-	-	2,800
Investment securities	4,886,548	4,760,431	4,617,759	4,612,299	4,573,024
Loans, held-for-investment	8,074,944	7,945,611	7,913,098	7,723,191	7,519,733
Allowance for credit losses	(102,792)	(101,080)	(98,325)	(99,936)	(95,170)
Net loans, held-for-investment	7,972,152	7,844,531	7,814,773	7,623,255	7,424,563
Loans, held-for-sale	33,233	14,348	8,235	20,114	19,668
Premises and equipment, net	148,999	150,589	151,904	151,204	153,075
Goodwill	313,481	313,481	313,481	313,481	313,481
Other intangible assets	343	428	523	671	828
Other assets	313,723	301,251	309,330	278,244	310,059
Total assets	$14,376,841	$14,312,114	$13,979,418	$13,582,932	$13,164,075

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest-bearing deposits	$3,439,059	$3,356,553	$3,348,041	$3,303,143	$3,289,032
Interest-bearing deposits	9,009,357	9,110,218	8,751,133	8,452,718	8,120,125
Total deposits	12,448,416	12,466,771	12,099,174	11,755,861	11,409,157
Repurchase agreements	48,026	56,606	61,416	57,557	138,950
Borrowings	22,153	26,978	135,603	25,978	23,703
Trade date payable	24,965	-	-	5,416	-
Other liabilities	95,929	81,498	76,665	75,929	73,239
Shareholders' equity	1,737,352	1,680,261	1,606,560	1,662,191	1,519,026
Total liabilities and shareholders' equity	$14,376,841	$14,312,114	$13,979,418	$13,582,932	$13,164,075

	Quarter Ended
	2025		2024
INCOME STATEMENTS	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Interest income	$172,810	$167,110	$165,792	$159,958	$153,673
Interest expense	49,080	48,321	49,675	52,849	50,400
Net interest income	123,730	118,789	116,117	107,109	103,273
Provision for credit losses	3,132	3,528	1,003	6,123	5,888
Net interest income after provision for credit losses	120,598	115,261	115,114	100,986	97,385
Noninterest income	32,873	30,230	30,977	32,362	31,268
Noninterest expense	71,735	70,335	70,099	66,012	65,012
Net income before income taxes	81,736	75,156	75,992	67,336	63,641
Income tax expense	15,078	13,810	13,671	12,028	11,156
Net income	$66,658	$61,346	$62,321	$55,308	$52,485

PER COMMON SHARE DATA
Net income - basic	$0.47	$0.43	$0.44	$0.39	$0.37
Net income - diluted	0.47	0.43	0.43	0.39	0.37
Cash dividends declared	0.19	0.18	0.18	0.18	0.18
Book value	12.14	11.75	11.24	11.63	10.63
Tangible book value	9.95	9.55	9.04	9.43	8.43
Market value	35.98	35.92	36.05	37.01	29.53
Shares outstanding - end of period	143,077,619	143,019,433	142,944,704	142,906,070	142,848,909
Average outstanding shares - basic	143,023,544	142,949,514	142,898,110	142,853,215	142,814,363
Average outstanding shares - diluted	143,378,505	143,355,148	143,352,067	143,188,857	143,088,930

PERFORMANCE RATIOS
Return on average assets	1.89%	1.78%	1.81%	1.66%	1.61%
Return on average equity	15.82	15.12	15.17	14.00	14.43
Return on average tangible equity	19.43	18.68	18.78	17.49	18.38
Net interest margin (tax equivalent)	3.81	3.74	3.67	3.50	3.48
Efficiency ratio	44.97	46.36	46.81	46.45	47.41

FIRST FINANCIAL BANKSHARES, INC.

CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)

(In thousands, except share and per share data)

	Six Months Ended
	June 30,
INCOME STATEMENTS	2025	2024
Interest income	$339,920	$303,167
Interest expense	97,401	99,653
Net interest income	242,519	203,514
Provision for credit losses	6,660	6,695
Net interest income after provisions for credit losses	235,859	196,819
Noninterest income	63,103	60,651
Noninterest expense	142,070	128,952
Net income before income taxes	156,892	128,518
Income tax expense	28,888	22,636
Net income	$128,004	$105,882

PER COMMON SHARE DATA
Net income - basic	$0.90	$0.74
Net income - diluted	0.89	0.74
Cash dividends declared	0.37	0.36
Book value	12.14	10.63
Tangible book value	9.95	8.43
Market value	$35.98	$29.53
Shares outstanding - end of period	143,077,619	142,848,909
Average outstanding shares - basic	142,986,734	142,769,518
Average outstanding shares - diluted	143,378,720	143,067,193

PERFORMANCE RATIOS
Return on average assets	1.83%	1.62%
Return on average equity	15.48	14.43
Return on average tangible equity	19.07	18.33
Net interest margin (tax equivalent)	3.78	3.41
Efficiency ratio	45.65	47.88

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2025		2024
ALLOWANCE FOR LOAN LOSSES	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Balance at beginning of period	$101,080	$98,325	$99,936	$95,170	$89,562
Loans charged-off	(1,189)	(946)	(2,184)	(1,279)	(702)
Loan recoveries	469	710	243	493	400
Net recoveries (charge-offs)	(720)	(236)	(1,941)	(786)	(302)
Provision for loan losses	2,432	2,991	330	5,552	5,910
Balance at end of period	$102,792	$101,080	$98,325	$99,936	$95,170

ALLOWANCE FOR UNFUNDED COMMITMENTS
Balance at beginning of period	$9,214	$8,677	$8,004	$7,433	$7,455
Provision for unfunded commitments	700	537	673	571	(22)
Balance at end of period	$9,914	$9,214	$8,677	$8,004	$7,433

Allowance for loan losses /
period-end loans held-for-investment	1.27%	1.27%	1.24%	1.29%	1.27%
Allowance for loan losses /
nonperforming loans	162.60	164.16	158.02	156.44	157.20
Net charge-offs (recoveries) / average total loans
(annualized)	0.04	0.01	0.10	0.04	0.02

	As of
	2025		2024
COMPOSITION OF LOANS HELD-FOR-INVESTMENT	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Commercial:
C&I	$1,202,151	$1,144,429	$1,176,993	$1,175,774	$1,141,990
Municipal	306,140	338,303	369,246	333,732	359,124
Total Commercial	1,508,291	1,482,732	1,546,239	1,509,506	1,501,114
Agricultural	86,133	90,186	95,543	83,269	86,186
Real Estate:
Construction & Development	1,172,834	1,098,069	1,054,603	1,013,810	986,394
Farm	302,969	331,464	339,665	315,720	318,597
Non-Owner Occupied CRE	746,341	753,898	805,566	825,928	815,713
Owner Occupied CRE	1,124,610	1,142,618	1,083,100	1,086,750	1,049,715
Residential	2,286,220	2,217,740	2,196,767	2,112,196	1,990,604
Total Real Estate	5,632,974	5,543,789	5,479,701	5,354,404	5,161,023
Consumer:
Auto	698,897	679,189	638,560	618,103	615,192
Non-Auto	148,649	149,715	153,055	157,909	156,218
Total Consumer	847,546	828,904	791,615	776,012	771,410

Total loans held-for-investment	$8,074,944	$7,945,611	$7,913,098	$7,723,191	$7,519,733

SUMMARY OF LOAN CLASSIFICATION
Special Mention	$62,774	$46,103	$42,563	$41,362	$57,864
Substandard	194,291	199,509	191,288	188,561	161,399
Doubtful	-	-	-	-	-
Total classified loans	$257,065	$245,612	$233,851	$229,923	$219,263

NONPERFORMING ASSETS
Nonaccrual loans	$63,142	$60,430	$61,938	$63,378	$60,311
Accruing loans 90 days past due	77	1,143	287	504	231
Total nonperforming loans	63,219	61,573	62,225	63,882	60,542
Foreclosed assets	489	115	871	535	647
Total nonperforming assets	$63,708	$61,688	$63,096	$64,417	$61,189

As a % of loans held-for-investment and foreclosed assets	0.79%	0.78%	0.80%	0.83%	0.81%
As a % of end of period total assets	0.44	0.43	0.45	0.47	0.46

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Quarter Ended
	2025		2024
CAPITAL RATIOS	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Common equity Tier 1 capital ratio	19.16%	19.12%	18.83%	18.83%	18.42%
Tier 1 capital ratio	19.16	19.12	18.83	18.83	18.42
Total capital ratio	20.35	20.31	20.00	20.03	19.55
Tier 1 leverage ratio	12.61	12.46	12.49	12.53	12.40
Tangible common equity ratio	10.12	9.76	9.46	10.16	9.38
Equity/Assets ratio	12.08	11.74	11.49	12.24	11.54

	Quarter Ended
	2025		2024
NONINTEREST INCOME	June 30,	Mar. 31,	Dec. 31,	Sept. 30,	June 30,
Trust fees	$12,746	$12,653	$12,662	$11,694	$11,714
Service charges on deposits	6,126	6,177	6,306	6,428	6,009
Debit card fees	5,218	4,967	5,506	5,528	5,145
Credit card fees	707	577	617	617	672
Gain on sale and fees on mortgage loans	4,126	2,832	3,009	3,359	3,687
Net gain (loss) on sale of available-for-sale securities	-	-	-	-	-
Net gain (loss) on sale of foreclosed assets	200	(35)	36	(30)	(58)
Net gain (loss) on sale of assets	6	-	214	267	2
Loan recoveries	810	574	433	1,359	664
Other noninterest income	2,934	2,485	2,194	3,140	3,433
Total noninterest income	$32,873	$30,230	$30,977	$32,362	$31,268

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$39,834	$39,157	$37,996	$35,262	$35,569
Profit sharing expense	2,741	2,985	3,648	2,235	1,903
Net occupancy expense	3,600	3,720	3,753	3,738	3,618
Equipment expense	2,478	2,321	2,305	2,291	2,233
FDIC insurance premiums	1,585	1,575	1,511	1,514	1,508
Debit card expense	3,308	3,373	3,220	3,248	3,242
Legal, tax and professional fees	3,143	3,067	3,751	3,865	3,809
Audit fees	463	451	423	582	453
Printing, stationery and supplies	473	482	293	199	425
Amortization of intangible assets	86	95	147	157	157
Advertising, meals and public relations	1,653	1,677	1,642	1,466	1,466
Operational and other losses	720	540	863	955	769
Software amortization and expense	4,020	3,732	3,648	3,712	3,158
Other noninterest expense	7,631	7,160	6,899	6,788	6,702
Total noninterest expense	$71,735	$70,335	$70,099	$66,012	$65,012

TAX EQUIVALENT YIELD ADJUSTMENT	$2,926	$2,700	$2,673	$2,628	$2,572

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Six Months Ended
	June 30,
NONINTEREST INCOME	2025	2024
Trust fees	$25,399	$23,093
Service charges on deposits	12,302	12,255
Debit card fees	10,185	10,036
Credit card fees	1,284	1,303
Gain on sale and fees on mortgage loans	6,958	6,815
Net gain on sale of available-for-sale securities	-	-
Net gain on sale of foreclosed assets	165	(58)
Net gain (loss) on sale of assets	6	2
Interest on loan recoveries	1,384	1,219
Other noninterest income	5,420	5,986
Total noninterest income	$63,103	$60,651

NONINTEREST EXPENSE
Salaries, commissions and employee benefits, excluding profit sharing	$78,991	$70,572
Profit sharing expense	5,726	3,583
Net occupancy expense	7,320	7,088
Equipment expense	4,799	4,470
FDIC insurance premiums	3,160	3,473
Debit card expense	6,680	6,300
Legal, tax and professional fees	6,209	6,543
Audit fees	914	786
Printing, stationery and supplies	955	872
Amortization of intangible assets	181	314
Advertising, meals and public relations	3,332	2,920
Operational and other losses	1,260	1,923
Software amortization and expense	7,753	6,163
Other noninterest expense	14,790	13,945
Total noninterest expense	$142,070	$128,952

TAX EQUIVALENT YIELD ADJUSTMENT	$5,626	$5,145

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended			Three Months Ended
	June 30, 2025			Mar. 31, 2025
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$9,397	$113	4.84%	$7,596	$90	4.81%
Interest-bearing demand deposits in nonaffiliated banks	379,364	4,191	4.43	286,040	3,174	4.50
Taxable securities	3,470,028	25,242	2.91	3,506,035	25,034	2.86
Tax-exempt securities	1,433,498	10,811	3.02	1,407,440	9,912	2.82
Loans	8,045,340	135,378	6.75	7,952,946	131,600	6.71
Total interest-earning assets	13,337,627	$175,735	5.28%	13,160,057	$169,810	5.23%
Noninterest-earning assets	826,635			830,055
Total assets	$14,164,262			$13,990,112
Interest-bearing liabilities:
Deposits	$8,923,737	$48,730	2.19%	$8,882,040	$47,549	2.17%
Repurchase Agreements	54,482	221	1.63	53,920	209	1.57
Borrowings	26,557	128	1.93	74,561	563	3.06
Total interest-bearing liabilities	9,004,776	$49,079	2.19%	9,010,521	$48,321	2.17%
Noninterest-bearing deposits	3,383,851			3,265,838
Other noninterest-bearing liabilities	85,745			68,218
Shareholders' equity	1,689,890			1,645,535
Total liabilities and shareholders' equity	$14,164,262			$13,990,112

Net interest income and margin (tax equivalent)		$126,656	3.81%		$121,489	3.74%

	Three Months Ended			Three Months Ended
	Dec. 31, 2024			Sept. 30, 2024
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$1,895	$23	4.90%	$2,901	$43	5.84%
Interest-bearing demand deposits in nonaffiliated banks	308,118	3,578	4.62	200,756	2,716	5.38
Taxable securities	3,320,754	21,896	2.64	3,211,490	19,866	2.47
Tax-exempt securities	1,425,934	9,858	2.77	1,418,214	9,742	2.75
Loans	7,806,860	133,110	6.78	7,643,238	130,220	6.78
Total interest-earning assets	12,863,561	$168,465	5.21%	12,476,599	$162,587	5.18%
Noninterest-earning assets	824,757			817,757
Total assets	$13,688,318			$13,294,356
Interest-bearing liabilities:
Deposits	$8,523,405	$49,139	2.29%	$8,240,938	$51,994	2.51%
Repurchase Agreements	63,350	271	1.70	100,892	740	2.92
Borrowings	39,709	265	2.65	24,670	116	1.87
Total interest-bearing liabilities	8,626,464	$49,675	2.29%	8,366,500	$52,850	2.51%
Noninterest-bearing deposits	3,348,062			3,279,486
Other noninterest-bearing liabilities	79,271			76,274
Shareholders' equity	1,634,521			1,572,096
Total liabilities and shareholders' equity	$13,688,318			$13,294,356

Net interest income and margin (tax equivalent)		$118,790	3.67%		$109,737	3.50%

FIRST FINANCIAL BANKSHARES, INC.

SELECTED FINANCIAL DATA (UNAUDITED)

(In thousands)

	Three Months Ended
	June 30, 2024
	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$5,160	$74	5.81%
Interest-bearing demand deposits in nonaffiliated banks	159,707	2,292	5.77
Taxable securities	3,250,684	19,912	2.45
Tax-exempt securities	1,404,706	9,730	2.77
Loans	7,405,297	124,237	6.75
Total interest-earning assets	12,225,554	$156,245	5.14%
Noninterest-earning assets	855,719
Total assets	$13,081,273
Interest-bearing liabilities:
Deposits	$8,020,247	$48,414	2.43%
Repurchase Agreements	212,590	1,895	3.59
Borrowings	22,932	91	1.60
Total interest-bearing liabilities	8,255,769	$50,400	2.46%
Noninterest-bearing deposits	3,289,906
Other noninterest-bearing liabilities	72,464
Shareholders' equity	1,463,134
Total liabilities and shareholders' equity	$13,081,273

Net interest income and margin (tax equivalent)		$105,845	3.48%

	Six Months Ended			Six Months Ended
	June 30, 2025			June 30, 2024
	Average	Tax Equivalent	Yield /	Average	Tax Equivalent	Yield /
	Balance	Interest	Rate	Balance	Interest	Rate
Interest-earning assets:
Federal funds sold	$8,501	$203	4.82%	$4,541	$131	5.82%
Interest-bearing deposits in nonaffiliated banks	332,960	7,365	4.46	252,338	6,948	5.54
Taxable securities	3,487,932	50,277	2.88	3,313,504	39,864	2.41
Tax exempt securities	1,420,541	20,723	2.92	1,419,606	19,524	2.75
Loans	7,999,398	266,977	6.73	7,305,361	241,846	6.66
Total interest-earning assets	13,249,332	$345,545	5.26%	12,295,350	$308,313	5.04%
Noninterest-earning assets	828,336			860,302
Total assets	$14,077,668			$13,155,652
Interest-bearing liabilities:
Deposits	$8,903,004	$96,280	2.18%	$7,949,170	$93,666	2.37%
Repurchase Agreements	54,203	430	1.60	265,014	4,457	3.38
Borrowings	50,426	690	2.76	77,947	1,530	3.95
Total interest-bearing liabilities	9,007,633	$97,400	2.18%	8,292,131	$99,653	2.42%
Noninterest-bearing deposits	3,325,170			3,318,332
Other noninterest-bearing liabilities	77,030			69,300
Shareholders' equity	1,667,835			1,475,889
Total liabilities and shareholders' equity	$14,077,668			$13,155,652

Net interest income and margin (tax equivalent)		$248,145	3.78%		$208,660	3.41%